Exhibit 99.2

                                     [LOGO]

                                   Endurance

                        Endurance Specialty Holdings Ltd.

                          INVESTOR FINANCIAL SUPPLEMENT

                               FIRST QUARTER 2004

--------------------------------------------------------------------------------

   Endurance Specialty Holdings Ltd.
   Wellesley House, 90 Pitts Bay Rd.
   Pembroke HM 08, Bermuda

   Massa B. Cressall
   Strategic Planning and Investor Relations
   Phone: (441) 278-0988
   Fax: (441) 278-0929
   email: mcressall@endurance.bm

--------------------------------------------------------------------------------

      This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

                     Financial Supplement Table of Contents

                                                                            Page
i. Basis of Presentation                                                       i
ii. Organizational Chart of Executive Management                              ii
iii. Organizational Chart of Corporate Structure                             iii

I. Financial Highlights                                                        1

II. Consolidated Financial Statements
     a. Consolidated Statements of Income                                      2
     b. Consolidated Balance Sheets                                            3
     c. Segment Data Distribution                                              4
     d. Consolidated Segment Data                                              5

III. Other Financial Information
     a. Unrealized Gains and Operating Cash Flow                               6
     b. Return on Equity Analysis                                              7
     c. ROE Component Analysis - Operating and Investment Leverage             8
     d. Investment Portfolio Information                                       9

IV. Loss Reserve Analysis
     a. Activity in Reserve for Losses and Loss Expenses                      10
     b. Analysis of Unpaid Losses and Loss Expense                            11

V. Share Analysis
     a. Dilutive Shares Outstanding                                           12
     b. Earnings Per Share Analysis -- As Reported                            13
     c. Dilutive Shares Sensitivity Analysis                                  14
     d. Book Value Per Share Analysis                                         15

VI. Regulation G                                                              16

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2003.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

o All financial information contained herein is unaudited, except December 31, 2003 and December 31, 2002 full year balance sheet and income statement data.

o Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

o As used in this financial supplement, "common shares" refers to our ordinary shares and class A shares, collectively.

o Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

o GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

o     NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               ORGANIZATION CHART

--------------------------------------------------------------------------------------------------------------------

                                          Endurance Specialty Holdings Ltd.

                  =========================================================================================

                       Chairman, President and Chief Executive Officer - Kenneth LeStrange

                  Chief Financial Officer - James Kroner  Chief Actuary and Chief Risk Officer - David Cash
                             General Counsel - John Del Col Head of Claims - William Fawcett

                  =========================================================================================

--------------------------------------------------------------------------------------------------------------------

--------------------------   -------------------------   ----------------------------     --------------------------
Endurance Reinsurance          Endurance Specialty                Endurance                   Endurance Worldwide
Corporation of America            Insurance Ltd.                Services Limited               Insurance Limited
       (Primary                (Primary Operation -          (Primary Operation -             (Primary Operation -
     Operation -                     Bermuda)                      New York)                         London)
      New York)

     President -                   President -                    President -              Chief Executive Officer -
  William Jewett                   Thomas Bell                  Steven Carlsen                    Mark Boucher
--------------------------   -------------------------   ----------------------------     --------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                          CORPORATE ORGANIZATION CHART

                                      -------------------
                                      Endurance Specialty
                                          Holdings Ltd.
                                           (Bermuda)
                                      -------------------
                            ___________________|____________________
                            |                                       |
                     -------------------                     ----------------
                     Endurance Specialty                        Endurance
                        Insurance Ltd.                       Services Limited
                          (Bermuda)                               (U.K.)
                     -------------------                     ----------------
           __________________|__________________
           |                                   |
   -----------------                ----------------------
     Endurance U.S.                        Endurance
     Holdings Corp.                    Worldwide Holdings
         (U.S.)                          Limited (U.K.)
   -----------------                ----------------------
           |                                   |
           |                                   |
   -----------------                ----------------------
      Endurance                      Endurance Worldwide
     Reinsurance                      Insurance Limited
    Corporation of                          (U.K.)
       America
   -----------------                ----------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                    QUARTER ENDED
                                                                                       MARCH 31,               Previous
                                                                              --------------------------        Quarter
                                                                                  2004           2003           Change
                                                                              ----------      ----------       --------
                                                                              ----------
HIGHLIGHTS            Net income                                              $  100,872      $   51,201          97.0%
                      Operating income [a]                                        98,685          44,869         119.9%
                      Gross premiums written and acquired                        720,631         362,115          99.0%
                      Net premiums earned                                        415,826         189,653         119.3%
                      Total assets                                             4,127,517       2,585,455          59.6%
                      Total shareholders' equity                               1,763,103       1,468,547          20.1%
------------------------------------------------------------------------------------------------------------------------
PER SHARE             Basic earnings per share
AND SHARES DATA         Net income (as reported)                              $     1.57      $     0.88          79.7%
                        Operating income (as reported) [a]                    $     1.54      $     0.77         100.6%
                      Diluted earnings per share
                        Net income (as reported)                              $     1.47      $     0.86          71.5%
                        Operating income (as reported) [a]                    $     1.44      $     0.75          91.4%

    As Reported       Weighted average common shares outstanding                  64,084          58,458           9.6%
                      Weighted average common shares outstanding
                           and dilutive potential common shares                   68,555          59,672          14.9%
    Book Value        Book value [b]                                          $    27.48      $    22.69          21.1%
    Per Share         Diluted book value (treasury stock method) [b]          $    25.51      $    22.06          15.6%

------------------------------------------------------------------------------------------------------------------------
FINANCIAL RATIOS      ROAE, net income [c]                                           5.9%            3.8%          2.1%
                      ROAE, operating income [c]                                     5.8%            3.3%          2.4%

                      Annualized ROAE, net income                                   23.7%           15.3%          8.4%
                      Annualized ROAE, operating income                             23.2%           13.4%          9.8%
                      Annualized investment yield                                    3.5%            3.4%          0.2%

                      Loss ratio                                                    53.4%           54.9%         -1.5%
    GAAP              Acquisition expense ratio                                     20.6%           18.2%          2.4%
                      General and administrative expense ratio                       7.6%           10.3%         -2.7%
                                                                              ----------      ----------       -------
                        Combined ratio                                              81.6%           83.4%         -1.8%

    STAT              Acquisition expense ratio                                     20.0%           20.5%         -0.5%
                      General and administrative expense ratio                       4.4%            5.4%         -1.0%
                                                                              ----------      ----------       -------
                        Combined ratio                                              77.8%           80.8%         -3.0%
                                                                              ----------

--------------------------------------------------------------------------------

[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 13 for a reconciliation to net income.

[b]   For detail calculations please refer to page 15.

[c] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                       QUARTER ENDED
                                                           MARCH 31
                                                  --------------------------         YEAR ENDED
                                                     2004             2003         DEC. 31, 2003
                                                  ---------        ---------       -------------
UNDERWRITING REVENUES
Gross premiums written and acquired               $ 720,631        $ 362,115        $ 1,601,997
Premiums ceded                                       (3,624)          (2,061)            (4,153)
                                                  ---------        ---------        -----------
  Net premiums written and acquired                 717,007          360,054          1,597,844
Change in unearned premiums                        (301,181)        (170,401)          (423,897)
                                                  ---------        ---------        -----------
Net premiums earned                               $ 415,826        $ 189,653        $ 1,173,947
                                                  ---------        ---------        -----------

UNDERWRITING EXPENSES
Losses and loss expenses                            222,009          104,145        $   663,696
Acquisition expenses                                 85,518           34,560            230,549
General and administrative expenses                  31,767           19,466            100,657
                                                  ---------        ---------        -----------
  Total underwriting expenses                       339,294          158,171            994,902
                                                  ---------        ---------        -----------
  Underwriting income                             $  76,532        $  31,482        $   179,045
                                                  ---------        ---------        -----------

OTHER OPERATING REVENUE/EXPENSES
Net investment income                                24,675           14,356             71,010
Interest expense                                       (828)          (1,207)            (4,238)
Amortization of intangibles                            (944)            (405)            (3,237)
                                                  ---------        ---------        -----------
  Total other operating revenue/expenses          $  22,903        $  12,744        $    63,535
                                                  ---------        ---------        -----------

INCOME BEFORE OTHER ITEMS                            99,435           44,226            242,580

OTHER
Net foreign exchange (losses) gains                  (3,159)           2,506              9,883
Net realized gains on investments                     5,176            4,404              5,718
Income tax (expense) benefit                           (580)              65              5,256
                                                  ---------        ---------        -----------

NET INCOME                                        $ 100,872        $  51,201        $   263,437
                                                  =========        =========        ===========

KEY RATIOS/PER SHARE DATA

Loss ratio                                             53.4%            54.9%              56.5%
Acquisition expense ratio                              20.6%            18.2%              19.6%
General and administrative expense ratio                7.6%            10.3%               8.6%
                                                  ---------        ---------        -----------
Combined ratio                                         81.6%            83.4%              84.7%
                                                  =========        =========        ===========

Weighted average basic shares outstanding            64,084           58,458             62,933
Weighted average dilutive shares outstanding         68,555           59,672             65,900

Basic EPS                                         $    1.57        $    0.88        $      4.19
Diluted EPS                                       $    1.47        $    0.86        $      4.00

ROAE [a]                                                5.9%             3.8%              18.4%

--------------------------------------------------------------------------------

[a] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS

                                                              MARCH 31, 2004        DEC. 31, 2003
                                                              --------------        -------------
ASSETS
Cash and cash equivalents                                       $  274,001            $  150,923
Fixed maturity investments available for sale                    2,706,914             2,523,309
Premiums receivable, net                                           781,463               518,539
Deferred acquisition costs                                         241,960               183,387
Securities lending collateral                                       30,620                    --
Prepaid reinsurance premiums                                         4,643                 2,335
Accrued investment income                                           23,515                20,434
Intangible assets                                                   31,463                32,407
Other assets                                                        32,938                27,630
                                                                ----------            ----------
TOTAL ASSETS                                                    $4,127,517            $3,458,964
                                                                ==========            ==========

LIABILITIES
Reserve for losses and loss expenses                            $1,019,318            $  833,158
Reserve for unearned premiums                                    1,129,102               824,685
Reinsurance balances payable                                        25,324                23,977
Securities lending payable                                          30,620                    --
Bank debt                                                          103,029               103,029
Net payable for investments purchased                               24,705                    --
Other liabilities                                                   32,316                29,300
                                                                ----------            ----------
TOTAL LIABILITIES                                               $2,364,414            $1,814,149
                                                                ----------            ----------

SHAREHOLDERS' EQUITY
Common shares
  63,943,486 issued and outstanding (2003 - 63,912,000)         $   63,943            $   63,912
Additional paid-in capital                                       1,192,908             1,189,570
Accumulated other comprehensive income                              71,699                46,068
Retained earnings                                                  434,553               345,265
                                                                ----------            ----------
TOTAL SHAREHOLDERS' EQUITY                                      $1,763,103            $1,644,815
                                                                ----------            ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $4,127,517            $3,458,964
                                                                ==========            ==========

Book value per share                                            $    27.48            $    25.68
Diluted book value per share (treasury stock method)            $    25.51            $    24.03

RATIOS
Debt-to-capital                                                        5.5%                  5.9%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              SEGMENT DISTRIBUTION
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

                      Gross Premiums Written = $721 million
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                               Source of Business

        Property        Casualty        Other Specialty
        50%               39%                11%

                                Type of Business

        Reinsurance     Insurance
        82%              18%

                              Broker Distribution

        Aon     Marsh   Benfield     Other   Willis  Towers
        30%      23%      14%         20%      9%      4%

--------------------------------------------------------------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                      FOR THE QUARTER ENDED MARCH 31, 2004

                                                                                                             Aerospace
                                                                                                                and
                                         Property Per     Property    Casualty      Property     Casualty      Other
                                          Risk Treaty   Catastrophe    Treaty      Individual   Individual   Specialty      Total
                                          Reinsurance   Reinsurance  Reinsurance      Risk         Risk         Lines      Company
                                           ----------    ----------   ----------   ----------   ----------   ---------   ----------
UNDERWRITING REVENUES
Gross premiums written and acquired        $  206,413    $  128,538   $  187,178   $   29,534   $   50,091   $ 118,877   $  720,631
                                           ----------    ----------   ----------   ----------   ----------   ---------   ----------
Net premiums written                       $  206,413    $  128,538   $  184,428   $   28,660   $   50,091   $ 118,877      717,007
                                           ----------    ----------   ----------   ----------   ----------   ---------   ----------
Net premiums earned                        $  118,125    $   53,373   $  106,055   $   22,855   $   54,675   $  60,743      415,826
                                           ----------    ----------   ----------   ----------   ----------   ---------   ----------

UNDERWRITING EXPENSES
Losses and loss expenses                   $   60,616    $    2,913   $   69,285   $    6,154   $   38,572   $  44,469      222,009
Acquisition expenses                           30,040         6,195       28,040        2,681        6,130      12,432       85,518
General and administrative expenses             8,123         5,294        8,306        2,321        3,855       3,868       31,767
                                           ----------    ----------   ----------   ----------   ----------   ---------   ----------
Total expenses                                 98,779        14,402      105,631       11,156       48,557      60,769      339,294
                                           ----------    ----------   ----------   ----------   ----------   ---------   ----------

UNDERWRITING INCOME (LOSS)                 $   19,346    $   38,971   $      424   $   11,699   $    6,118        ($26)  $   76,532
                                           ==========    ==========   ==========   ==========   ==========   =========   ==========

GAAP RATIOS
Loss ratio                                       51.3%          5.5%        65.3%        26.9%        70.5%       73.2%        53.4%
Acquisition expense ratio                        25.4%         11.6%        26.4%        11.7%        11.2%       20.5%        20.6%
General and administrative expense ratio          6.9%          9.9%         7.8%        10.2%         7.1%        6.4%         7.6%
                                           ----------    ----------   ----------   ----------   ----------   ---------   ----------
Combined ratio                                   83.6%         27.0%        99.5%        48.8%        88.8%      100.1%        81.6%
                                           ==========    ==========   ==========   ==========   ==========   =========   ==========

STATUTORY RATIOS
Loss ratio                                       51.3%          5.5%        65.3%        26.9%        70.5%       73.2%        53.4%
Acquisition expense ratio                        26.3%         12.3%        22.5%        12.1%        11.4%       18.9%        20.0%
General and administrative expense ratio          3.9%          4.1%         4.5%         8.1%         7.7%        3.3%         4.4%
                                           ----------    ----------   ----------   ----------   ----------   ---------   ----------
Combined ratio                                   81.5%         21.9%        92.3%        47.1%        89.6%       95.4%        77.8%
                                           ==========    ==========   ==========   ==========   ==========   =========   ==========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
          PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

                                                          1Q 2003       2Q 2003       3Q 2003       4Q 2000       1Q 2004
                                                         --------      --------      --------      --------      --------

Unrealized holding gains on investments, period end      $ 46,058      $ 56,287      $ 39,616      $ 26,230      $ 47,176

Operating cash flow                                      $161,704      $225,641      $286,765      $269,127      $269,756

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            RETURN ON EQUITY ANALYSIS

                                                                THREE MONTHS
                                                                    ENDED
                                                                MAR. 31, 2004
                                                                -------------

Average equity [a]                                              $  1,703,959

Net premiums earned                                             $    415,826
  Combined ratio                                                        81.6%
  Operating margin                                                      18.4%
  Premium leverage                                                      0.24x

                                                                ------------
Implied ROAE from underwriting activity                                  4.5%
                                                                ------------

Average invested assets at amortized cost                       $  2,781,759
  Investment leverage                                                   1.63x
  Year to date investment income yield, pretax                        0.8870%

                                                                ------------
Implied ROAE from investment activity                                    1.4%
                                                                ------------

                                                                ------------
Implied Pre-tax Operating ROAE, for period                               5.9%
                                                                ------------

                                                                ------------
Implied Pre-tax Operating ROAE, annualized                              23.8%
                                                                ============

--------------------------------------------------------------------------------

[a] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               ANNUALIZED OPERATING LEVERAGE & INVESTMENT LEVERAGE

                                                                                                                        Year Ended
                                              1Q 2003      2Q 2003          3Q 2003        4Q 2003        1Q 2004      Dec. 31, 2003
                                            ----------    ----------      ----------     ----------      ----------      ----------
Average equity                              $1,343,024    $1,508,175      $1,556,224     $1,604,731      $1,703,959      $1,431,158

Net premiums earned                         $  189,653    $  292,466      $  335,830     $  355,998      $  415,826      $1,173,947

Operating leverage                               0.14x         0.19x           0.22x          0.22x           0.24x           0.82x

                                            -----------------------------------------------------------------------      ----------
  Annualized operating leverage                  0.56x         0.78x           0.86x          0.89x           0.98x           0.82x
                                            -----------------------------------------------------------------------      ----------

Avg. invested assets at amortized cost      $1,708,810    $2,020,052      $2,277,742     $2,490,349      $2,781,759      $2,124,518

                                            -----------------------------------------------------------------------      ----------
  Investment leverage                            1.27x         1.34x           1.46x          1.55x           1.63x           1.48x
                                            -----------------------------------------------------------------------      ----------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              INVESTMENT PORTFOLIO
                              AS OF MARCH 31, 2004

Type of Investment                                Fair Value        Percentage
                                                  ----------       ----------

Cash and equivalents                              $  249,296              8.4%
U.S. government and agencies                         701,754             23.7%
Corporate securities                                 458,740             15.5%
Foreign government                                   185,584              6.3%
Municipals                                            76,675              2.6%
Asset-backed securities                              305,651             10.3%
Mortgage-backed securities                           978,510             33.1%
                                                  ----------       ----------
  Total                                           $2,956,210            100.0%
                                                  ==========       ==========

Ratings                                           Fair Value        Percentage
                                                  ----------       ----------
U.S. Government and government agencies           $  701,754             23.7%
AAA/Aaa                                            1,803,037             61.0%
AA/Aa                                                109,444              3.7%
A/A                                                  341,975             11.6%
BBB and below                                             --               --
                                                  ----------       ----------
  Total                                           $2,956,210            100.0%
                                                  ==========       ==========

Performance
Total return, annualized                                                 8.61%
Duration                                                                 2.74

                                                 Year Ended      Quarter Ended
Investment Income                               Dec. 31, 2003    March 31, 2004
                                                -------------    --------------

Taxable net investment income                     $   68,952       $   24,449
Tax-exempt net investment income                       2,058              226
                                                  ----------       ----------
  Total net investment income                     $   71,010       $   24,675
                                                  ==========       ==========

--------------------------------------------------------------------------------

Note: Cash, cash equivalents and short terms are shown net of investments pending settlement.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

                                           QUARTER             QUARTER             QUARTER           QUARTER            QUARTER
                                            ENDED               ENDED               ENDED             ENDED              ENDED
                                       MARCH 31, 2003      JUNE 30, 2003      SEPT. 30, 2003       DEC. 31, 2003     MARCH 31, 2004
                                       --------------      -------------      --------------       -------------     --------------
Incurred related to:
  Current year                            $ 111,011           $ 174,578           $ 210,143           $ 203,881        $ 241,381
  Prior years                                (6,866)             (9,047)            (11,478)             (8,526)         (19,372)
                                          ---------           ---------           ---------           ---------        ---------
Total incurred                              104,145             165,531             198,665             195,355          222,009
                                          ---------           ---------           ---------           ---------        ---------

Paid related to:
  Current year                                   --              (8,871)             (8,131)            (29,315)          (2,752)
  Prior years                                (7,116)            (12,852)            (10,473)            (10,091)         (32,819)
                                          ---------           ---------           ---------           ---------        ---------
Total paid                                   (7,116)            (21,723)            (18,604)            (39,406)         (35,571)
                                          ---------           ---------           ---------           ---------        ---------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                   ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

                                                                                                              Aerospace
                                                                                                                 and
                                           Property Per    Property     Casualty     Property     Casualty      Other
                                           Risk Treaty   Catastrophe     Treaty     Individual   Individual   Specialty     Total
                                           Reinsurance   Reinsurance   Reinsurance     Risk         Risk        Lines      Company
                                           ------------  -----------   -----------  ----------   ----------   ---------  ----------
AT MARCH 31, 2004
  Case reserves                              $ 66,083      $29,322       $ 40,926     $14,081     $      0    $ 44,782   $  195,194
  Total reserve for losses and
     loss expense                             227,173       63,045        301,644      39,756      191,045     196,655    1,019,318
   Case reserves / reserve for losses and  -----------------------------------------------------------------------------------------
     loss exp.                                   29.1%        46.5%          13.6%       35.4%         0.0%       22.8%        19.1%
                                           -----------------------------------------------------------------------------------------

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                       DILUTIVE SHARES FOR EPS CALCULATION

                                                                                           QUARTER ENDED
                                                                                              MARCH 31,
                                                                                      -----------------------
                                                                                        2004           2003
                                                                                      --------       --------
DILUTIVE SHARES     Quarterly average market price per share                          $  34.20       $  22.87
OUTSTANDING:
AS REPORTED         Basic weighted average common shares outstanding                    64,084         58,458

                    Add: weighted ave. unvested restricted share units                      74             --
                        Weighted average exercise price per share                           --             --
                        Proceeds from unrecognized restricted share unit expense      $  5,762             --
                    Less: restricted share units bought back via treasury method           (74)            --

                    Add: weighted ave. dilutive warrants outstanding                     7,243          7,243
                        Weighted average exercise price per share                     $  19.50       $  20.00
                    Less: warrants bought back via treasury method                      (4,130)        (6,334)

                    Add: weighted ave. dilutive options outstanding                      3,423          3,363
                        Weighted average exercise price per share                     $  19.79       $  20.03
                        Proceeds from unrecognized option expense                     $  2,882       $  2,567
                    Less: options bought back via treasury method                       (2,065)        (3,058)
                                                                                      --------       --------
                    Weighted average dilutive shares outstanding                        68,555         59,672
                                                                                      ========       ========

--------------------------------------------------------------------------------

Note: Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                         OPERATING INCOME RECONCILIATION
               EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

                                                          QUARTER ENDED
                                                            MARCH 31,
                                                  -----------------------------
                                                     2004               2003
                                                  -----------       -----------

Net income                                        $   100,872       $    51,201
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                   2,415            (2,331)
  Net realized (gains) on investments                  (4,602)           (4,001)
                                                  -----------       -----------
Operating income                                  $    98,685       $    44,869
                                                  ===========       ===========

Weighted average common shares outstanding
Basic                                                  64,084            58,458
Dilutive                                               68,555            59,672

Basic per share data
Net income                                        $      1.57       $      0.88
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                    0.04             (0.04)
  Net realized (gains) on investments                   (0.07)            (0.07)
                                                  -----------       -----------
Operating income                                  $      1.54       $      0.77
                                                  ===========       ===========

Diluted per share data
Net income                                        $      1.47       $      0.86
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                    0.04             (0.04)
  Net realized (gains) on investments                   (0.07)            (0.07)
                                                  -----------       -----------
Operating income                                  $      1.44       $      0.75
                                                  ===========       ===========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                      DILUTIVE SHARES SENSITIVITY ANALYSIS

                                             DILUTIVE SHARES OUSTANDING
===================================================================================================================
                                               Market Price per Share
-------------------------------------------------------------------------------------------------------------------
 $35.00     $36.00     $37.00      $38.00     $39.00      $40.00    $41.00     $42.00   $43.00    $44.00     $45.00
===================================================================================================================
 69,031     69,196     69,352      69,500     69,640      69,774    69,900     70,021   70,136    70,246     70,351

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BOOK VALUE PER SHARE

                                                                                       MARCH 31,
                                                                            ----------------------------
                                                                                2004             2003          DEC. 31, 2003
                                                                            -----------       -----------      -------------
DILUTIVE SHARES         Price per share at period end                       $     35.54       $     24.19       $     33.55
OUTSTANDING:
AS-IF CONVERTED [a]     Basic common shares outstanding [b]                      64,159            64,733            64,047
                        Add: unvested restricted share units                        196                --                11
                        Add: dilutive warrants outstanding                        7,243             7,243             7,243
                           Weighted average exercise price per share        $     19.50       $     20.00       $     19.68
                        Add: dilutive options outstanding                         3,372             3,403             3,437
                           Weighted average exercise price per share        $     19.76       $     20.06       $     19.95

                        Book Value                                          $ 1,763,103       $ 1,468,547       $ 1,644,815
                        Add: proceeds from converted warrants                   141,236           144,858           142,540
                        Add: proceeds from converted options                     66,629            68,274            68,578
                                                                            -----------       -----------       -----------
                           Pro forma book value                             $ 1,970,969       $ 1,681,679       $ 1,855,933
                        Dilutive shares outstanding                              74,970            75,379            74,737
                        ---------------------------------------------------------------------------------------------------
                        Basic book value per share                          $     27.48       $     22.69       $     25.68
                        Diluted book value per share                        $     26.29       $     22.31       $     24.83
                        ---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
DILUTIVE SHARES         Price per share at period end                       $     35.54       $     24.19       $     33.55
OUTSTANDING:
TREASURY STOCK          Basic common shares outstanding [b]                      64,159            64,733            64,047
METHOD
                        Add: unvested restricted share units                        196                --                11
                        Add: dilutive warrants outstanding                        7,243             7,243             7,243
                           Weighted average exercise price per share        $     19.50       $     20.00       $     19.68
                        Less: warrants bought back via treasury method           (3,974)           (5,988)           (4,249)
                        Add: dilutive options outstanding                         3,372             3,403             3,437
                           Weighted average exercise price per share        $     19.76       $     20.06       $     19.95
                        Less: options bought back via treasury method            (1,875)           (2,822)           (2,044)
                                                                            -----------       -----------       -----------
                        Dilutive shares outstanding                              69,121            66,569            68,445
                        ---------------------------------------------------------------------------------------------------
                        Basic book value per share                          $     27.48       $     22.69       $     25.68
                        Diluted book value per share                        $     25.51       $     22.06       $     24.03
                        ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[a] The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]   Basic common shares include vested restricted share units.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                                  REGULATION G

In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 13 for a reconciliation of operating income to net income.

Return on Equity (ROE) is comprised using the average equity calculated as the arithmetic average of the beginning and ending equity balances for stated periods. The Company presents ROE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company's investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company's investments and to show the components of the Company's ROE.

The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 15 for a reconciliation of diluted book value per share to basic book value per share.